UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2008

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Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01                   Regulation FD Disclosure.

On March 3, 2006, the Company’s largest customer, Dana Corporation ("Dana"), and 40 of its U.S. subsidiaries, filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. On July 24, 2007, the Company announced that its wholly-owned subsidiary, Sypris Technologies, Inc., entered into a comprehensive settlement agreement with Dana to resolve all outstanding disputes between the parties and enter into a new long-term supply contract running through 2014.  This settlement was approved by the bankruptcy court on August 7, 2007.

Pursuant to the settlement agreement, Dana provided the Company with an allowed general unsecured non-priority claim in the amount of $89,900,000, which was recorded by the Company at its estimated fair value of $76,483,000 as of the August 7, 2007 settlement date.  At December 31, 2007, this amount was included in other current assets.

On December 12, 2007 the bankruptcy court approved Dana’s plan of reorganization,  pursuant to which the Company became entitled to receive an initial distribution of 3,090,408 shares of common stock in Dana Holding Corporation ("DAN"), the right to participate in additional distributions of reserved common shares of DAN (presently estimated to be 300,000 to 500,000 shares over the next two years) and the right to certain cash distributions.   Dana emerged from bankruptcy on January 31, 2008, and on February 1, 2008, the newly issued shares of Dana Holding Corporation began trading on the New York Stock Exchange under the ticker symbol “DAN”.

As previously disclosed, the Company had estimated that it would receive a distribution of approximately $6,300,000 in cash by mid-March, 2008.  On March 18, 2008, the Company received this distribution by check, in the amount of $6,891,187.57.

The information in this Form 8-K and the attached Exhibit as well as the supplemental information referenced above is being furnished pursuant to Item 7.01 “Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(d)                 Exhibits.

Exhibit Number                                      Description of Exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2008	Sypris Solutions, Inc.

	By:	/s/ John R. McGeeney
John R. McGeeney
General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit Number	Description